Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

OF RIGNET, INC.

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2020 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven E. Pickett, Chief Executive Officer of RigNet, Inc. (the “Company”), hereby certify, to my knowledge, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2020	/s/ STEVEN E. PICKETT
Steven E. Pickett
Chief Executive Officer and President